SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                  April 9, 2003

                         NMS Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                    (State of Incorporation or Organization)

                0-23282                                04-2814586
     (Commission File Number)              (I.R.S. Employer Identification No.)

    100 Crossing Boulevard,Framingham, Massachusetts             01702
         (Address of Principal Executive Offices)              (Zip Code)


                                 (508) 271-1000
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.

Exhibit
Number    Title
------    -----

99.1 Press release issued NMS Communications Corporation on April 9, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.


ITEM 9.  REGULATION FD DISCLOSURE

On April 9, 2003, NMS Communications Corporation issued a press release announcing first quarter 2003 results. The full text of that press release is attached as Exhibit 99.1 hereto.

Pursuant to the Commission's announcement dated March 27, 2003 this statement is being supplied under Item 9, but relates to disclosure being supplied pursuant to Item 12 (Results of Operations and Financial Condition).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                       NMS COMMUNICATIONS CORPORATION

April 9, 2003          By:    /s/ ROBERT P. SCHECHTER
                              ==================================================
                              Name: Robert P. Schechter
                              Title: President, Chief Executive
                              Officer and Chairman of the Board of Directors

April 9, 2003          By:    /s/ ROBERT E. HULT
                              ==================================================
                              Name: Robert E. Hult
                              Title: Senior Vice President of Finance and
                              Operations, Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit
Number       Description                                Sequential Page Number
-------      -----------                                ----------------------

99.1         The Registrant's Press Release                      4
             dated April 9, 2003.